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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the accompanying Quarterly Report on Form 10-Q of Tenneco Inc. (the "Company") for the period ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Timothy R. Donovan, Hari N. Nair and Neal Yanos, as members of the Office of the Chief Executive of the Company, and Kenneth R. Trammell, as a member of the Office of the Chief Executive and Chief Financial Officer of the Company, hereby certify that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                             /s/ TIMOTHY R. DONOVAN
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                               Timothy R. Donovan
           Office of the Chief Executive and Executive Vice President, Strategy and Business Development, General Counsel and Director


                                /s/ HARI N. NAIR
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                                  Hari N. Nair
         Office of the Chief Executive and Executive Vice President and
              Managing Director -- Europe, South America and India


                                 /s/ NEAL YANOS
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                                   Neal Yanos
           Office of the Chief Executive and Senior Vice President and
      General Manager -- North American Original Equipment Ride Control and
                           North American Aftermarket


                             /s/ KENNETH R. TRAMMELL
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                               Kenneth R. Trammell
         Office of the Chief Executive and Executive Vice President and
                             Chief Financial Officer

November 9, 2006

      This certification shall not be deemed "filed" by the Company for purposes of Section 18 of the Securities Exchange Act of 1934. In addition, this certification shall not be deemed to be incorporated by reference into any filing under the Securities Exchange Act of 1933 or the Securities Exchange Act of 1934.

      A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.